                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2006

                      Banc of America Funding 2006-H Trust
             (Exact Name of Issuing Entity as Specified in Charter)

                       Banc of America Funding Corporation
                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
                 (Exact Name of Sponsor as Specified in Charter)

            New York                    333-130536-08            56-139-0085
(State or Other Jurisdiction of    (Commission File Number   (I.R.S. Employer
Incorporation of Issuing Entity)   of Issuing Entity)        Identification No.
                                                             of Depositor)

214 North Tryon Street, Charlotte, North Carolina            28255
(Address of Principal Executive Offices)                     (Zip Code)

Depositor's telephone number, including area code (704) 386-2400

                                       N/A
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated
September 29, 2006 (the "Pooling and Servicing Agreement"), among Banc of
America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank,
N.A., as master servicer and securities administrator, and U.S. Bank National
Association, as trustee. The Pooling and Servicing Agreement governs the Banc of
America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-H
(the "Certificates"), issued on September 29, 2006, including (i) the Class
1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class
2-A-4, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class
4-A-2, Class 4-A-3, Class 4-A-4, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class
6-A-2, Class B-1, Class B-2, Class B-3, Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (the "Public
Certificates"), having an aggregate initial class balance of $1,842,163,100 and
(ii) the Class B-4, Class B-5, Class B-6, Class CE and Class P Certificates (the
"Private Certificates"), having an aggregate initial class balance of
$5,247,544.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS")
pursuant to an underwriting agreement, dated September 28, 2006 (the
"Underwriting Agreement"), between the Company and BAS. A copy of the
Underwriting Agreement is attached as Exhibit 1.1.

     On September 29, 2006, the Private Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates (i) were originated by Bank of America, National Association ("BANA") or acquired by BANA pursuant to various underlying sale agreements and are serviced pursuant to the servicing agreement, dated September 29, 2006 (the "BANA Servicing Agreement"), between the Company and BANA, a copy of which is attached as Exhibit 10.1, (ii) were acquired by BANA pursuant to various underlying sale agreements and are serviced pursuant to the BANA Servicing Agreement or (iii) were acquired by BANA pursuant to various underlying sale and servicing agreements and are serviced pursuant to such underlying sale and servicing agreements. Copies of the underlying sale and servicing agreements with respect to originators other than BANA that originated
20% or more of the aggregate unpaid principal balance of any loan group as of the cut-off date are attached as Exhibit 10.2 and Exhibit 10.3.

     The mortgage loans underlying the Certificates were purchased by the
Company from BANA pursuant to a mortgage loan purchase agreement, dated
September 29, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit
4.2.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1  Underwriting Agreement, dated September 28, 2006, between Banc of
               America Funding Corporation and Banc of America Securities LLC
               (including exhibits).

          4.1  Pooling and Servicing Agreement, dated September 29, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A.
               and U.S. Bank National Association (including exhibits).

          4.2  Mortgage Loan Purchase Agreement, dated September 29, 2006, between Banc of America Funding Corporation and Bank of America,
               National Association (including exhibits).

          10.1 Servicing Agreement, dated September 29, 2006, between Banc of
               America Funding Corporation and Bank of America, National
               Association (including exhibits).

          10.2 (A) Mortgage Loan Sale and Servicing Agreement, dated as of
               September 1, 2006, by and between Bank of America, National
               Association and Opteum Financial Services, LLC.

               (B) Assignment, Assumption and Recognition Agreement, dated
               September 29, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association, Wells Fargo Bank, N.A. and Opteum Financial
               Services, LLC.

          10.3 (A) Second Amended and Restated Master Seller's Warranties and
               Servicing Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Second Amended and Restated Master Mortgage Loan Purchase
               Agreement, dated as of May 1, 2006, by and between Bank of
               America, National Association and Wells Fargo Bank, N.A.

               (C) Assignment, Assumption and Recognition Agreement, dated
               September 29, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association and Wells Fargo Bank, N.A.

                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BANC OF AMERICA FUNDING CORPORATION

                                         By: /s/ Scott Evans
                                             -----------------------------------
                                         Name: Scott Evans
                                         Title: Senior Vice President

Date: September 29, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                  Paper (P) or
Exhibit No.   Exhibit Description                                 Electronic (E)
-----------   -------------------------------------------------   --------------
1.1           Underwriting Agreement, dated September 28, 2006,          E
              between Banc of America Funding Corporation and
              Banc of America Securities LLC (including
              exhibits).

4.1           Pooling and Servicing Agreement, dated September           E
              29, 2006, by and among Banc of America Funding
              Corporation, Wells Fargo Bank, N.A. and U.S. Bank
              National Association (including exhibits).

4.2           Mortgage Loan Purchase Agreement, dated September          E
              29, 2006, between Banc of America Funding
              Corporation and Bank of America, National
              Association (including exhibits).

10.1          Servicing Agreement, dated September 29, 2006,             E
              between Banc of America Funding Corporation and
              Bank of America, National Association (including
              exhibits).

10.2(A)       Mortgage Loan Sale and Servicing Agreement, dated          E
              as of September 1, 2006, by and between Bank of
              America, National Association and Opteum
              Financial Services, LLC.

10.2(B)       Assignment, Assumption and Recognition Agreement,          E
              dated September 29, 2006, among Bank of America,
              National Association, Banc of America Funding
              Corporation, U.S. Bank National Association,
              Wells Fargo Bank, N.A. and Opteum Financial
              Services, LLC.

10.3(A)       Second Amended and Restated Master Seller's                E
              Warranties and Servicing Agreement, dated as of
              May 1, 2006, by and between Bank of America,
              National Association and Wells Fargo Bank, N.A.

10.3(B)       Second Amended and Restated Master Mortgage Loan           E
              Purchase Agreement, dated as of May 1, 2006, by
              and between Bank of America, National Association
              and Wells Fargo Bank, N.A.

10.3(C)       Assignment, Assumption and Recognition Agreement,          E
              dated September 29, 2006, among Bank of America,
              National Association, Banc of America Funding
              Corporation, U.S. Bank National Association and
              Wells Fargo Bank, N.A.